Exhibit 10.10
Execution Version

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Seventh Amendment”), is dated as of November 8, 2019 and is among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent” or the “Guarantor”), the Consenting Revolving Lenders (as defined below) party hereto, the Sixth Amendment Non-Extending Revolving Lender (as defined below) and Citibank N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as an issuing lender (in such capacity, an “Issuing Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantor, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2015 (as amended by that certain First Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of October 26, 2015, as further amended by that certain Second Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of September 22, 2016, as further amended by that certain Third Amendment to Amended and Restated Credit and Guaranty Agreement, dated June 14, 2017, as further amended by that certain Fourth Amendment to Amended and Restated Credit and Guaranty Agreement, dated August 21, 2017, as further amended by that certain Fifth Amendment to Amended and Restated Credit and Guaranty Agreement, dated September 17, 2018, as further amended by that certain Sixth Amendment to Amended and Restated Credit and Guaranty Agreement, dated December 10, 2018, and as further amended, amended and restated, supplemented or otherwise modified up to, but not including the Seventh Amendment Effective Date (as defined below), the “Credit Agreement”);
WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, the Borrower may make a Revolver Extension Offer to all Revolving Lenders holding Revolving Commitments under the Credit Agreement to extend the maturity date of each such Revolving Lender’s Revolving Commitment;
WHEREAS, the Borrower hereby (i) requests that each Revolving Lender that is a party to the Credit Agreement immediately prior to the Seventh Amendment Effective Date (other than the Sixth Amendment Non-Extending Revolver Lender) (each, an “Existing Revolving Lender”) extend the maturity of such Existing Revolving Lender’s Revolving Commitment pursuant to, and in accordance with the terms of, Section 2.28(b), (c), (d) and (e) of the Credit Agreement and this Seventh Amendment (with such request constituting a Revolver Extension Offer for purposes of the Credit Agreement) and requests that the Administrative Agent waive any applicable notice period otherwise required thereby and (ii) specifies as the Minimum Extension Condition for such Revolving Extension Offer that all such Revolving Commitments (other than the Non-Extended Revolver Commitments) be subject to the Revolving Extension contemplated hereby;
WHEREAS, the undersigned Existing Revolving Lenders (other than the Sixth Amendment Non-Extending Revolving Lender) (the “Consenting Revolving Lenders”) are willing to extend the maturity date of their respective Revolving Commitments (the “Extended Revolving Commitments”), subject to and on the terms and conditions set forth herein and in Section 2.28(b), (c), (d) and (e) of the Credit Agreement;
WHEREAS, pursuant to Section 2.27 of the Credit Agreement, the Borrower may request an increase to the existing Revolving Commitments, subject to and on the terms and conditions provided therein;

WHEREAS, the Borrower hereby notifies the Administrative Agent of its request for $100,000,000 of new Revolving Commitments (the “New Revolving Commitments”) to be made available by the Consenting Revolving Lenders with respect to such New Revolving Commitments in the amount specified therefor on Schedule 1 hereto and requests that the Administrative Agent waive any applicable notice period otherwise required;
WHEREAS, each Consenting Revolving Lender is willing to provide a New Revolving Commitment in the amount set forth opposite its name on Schedule 1 hereto, subject to and on the terms and conditions set forth herein and in the Credit Agreement;
WHEREAS, the undersigned Consenting Revolving Lenders and the Sixth Amendment Non-Extending Revolving Lender and the Borrower desire to reallocate the Revolving Commitments (the “Reallocation”) and that each Revolving Lender will hold such Revolving Commitment as is set out opposite its name on Schedule 1;
WHEREAS, the Borrower, the Administrative Agent and the Revolving Lenders wish to amend the Credit Agreement to provide for certain other modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;
WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, the Sixth Amendment Non-Extending Revolving Lender shall continue to have Revolving Credit Commitments (the “Non-Extended Revolver Commitments”); and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Increase in Revolving Commitments. On the Seventh Amendment Effective Date, the Borrower, the Consenting Revolving Lenders and the Sixth Amendment Non-Extending Revolving Lender agree that (1) the Total Revolving Commitments shall be $1,642,500,000, consisting of $1,630,500,000 of Seventh Amendment Extended Revolver Commitments and $12,000,000 of Non-Extended Revolver Commitments and (2) the New Revolving Commitments shall constitute Extended Revolving Commitments for all purposes of the Credit Agreement and the other Loan Documents.
SECTION TWO - Extension of Revolving Facility. On the Seventh Amendment Effective Date (immediately after giving effect to the Reallocation contemplated in Section One), the Borrower, each Consenting Revolving Lender and the Sixth Amendment Non-Extending Revolving Lender agree that the Credit Agreement is modified as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
““Seventh Amendment” means the Seventh Amendment to this Credit Agreement, dated as of November 8, 2019 among the Borrower, Citibank N.A., as administrative agent and as an issuing lender and the Lenders party thereto.”
““Seventh Amendment Effective Date” shall have the meaning provided in the Seventh Amendment.”;
““Seventh Amendment Extended Revolving Commitments” means the Revolving Commitments of each Seventh Amendment Extending Revolving Lender.”
““Seventh Amendment Extending Revolving Lender” shall mean each Revolving Lender that has provided a signature page on or prior to November 8, 2019 voting in favor of accepting the Seventh Amendment Extension Offer and extending the Revolving Facility Maturity Date as set forth in the Seventh

Amendment, which, for the avoidance of doubt, shall not include the Sixth Amendment Non-Extending Revolving Lender.”
““Seventh Amendment Extension Offer” means the Extension Offer made pursuant to the Seventh Amendment.”
(b)The definition of “Commitment Fee Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Commitment Fee Rate” shall mean (x) 0.625% per annum (other than with respect to any Sixth Amendment Non-Extended Revolving Commitments) and (y) in respect of Sixth Amendment Non-Extended Revolving Commitments, 0.75% per annum.”;
(c)The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by adding “and Revolving Loans in respect of Seventh Amendment Extended Revolving Commitments” after “solely in respect of the 2017 Replacement Term Loans” where it is used therein.
(d)The definition of “Revolving Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolving Facility Maturity Date” shall mean, (a) with respect to Seventh Amendment Extended Revolving Commitments, that have not been extended pursuant to Section 2.28(b), but including Revolving Commitments extended or made available pursuant to the Seventh Amendment, October 11, 2024, (b) with respect to Sixth Amendment Non-Extended Revolving Commitments that have not been extended pursuant to Section 2.28(b), October 13, 2022 and (c) with respect to Extended Revolving Commitments extended after the Seventh Amendment Effective Date, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders.”;
(e)The definition of “Revolving Commitment” is hereby amended by deleting the last sentence of said definition in its entirety and inserting in lieu thereof the following new sentence:
“The aggregate amount of the Total Revolving Commitments as of the Seventh Amendment Effective Date is $1,642,500,000, consisting of $1,630,500,000 of Seventh Amendment Extended Revolver Commitments and $12,000,000 of Seventh Amendment Non-Extended Revolver Commitments.”;
(f)The definition of “Sixth Amendment Non-Extending Revolving Lender” is hereby amended and restated in its entirety as follows:
““Sixth Amendment Non-Extending Revolving Lender” shall mean, Texas Capital Bank, N.A., and any successor or permitted assign of a Sixth Amendment Non-Extending Revolving Lender.”
(g)Section 2.20(a) of the Credit Agreement is here by amended and restated in its entirety as follows:
“The Borrower shall pay to the Administrative Agent for the accounts of the Revolving Lenders a commitment fee (the “Commitment Fee”) for the period commencing on the Closing Date to the Revolving Facility Termination Date with respect to the applicable Revolving Commitments or the earlier date of termination of the applicable Revolving Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the Commitment Fee Rate on the average daily Unused Total Revolving Commitment. Such Commitment Fee, to the extent then accrued, shall be payable quarterly in arrears (a) following the Closing Date on the last Business Day of each March, June, September and December,

(b) on the Revolving Facility Termination Date with respect to the applicable Revolving Commitments and (c) as provided in Section 2.11, upon any reduction or termination in whole or in part of the Total Revolving Commitment (provided that such fee will be prorated based on the Commitment Fee set forth in the Sixth Amendment or Seventh Amendment, as applicable for the fiscal quarter in which the Sixth Amendment Effective Date or Seventh Amendment Effective Date, as applicable occurs).”; and
(h)“Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.
Notwithstanding anything in this Seventh Amendment or the Credit Agreement to the contrary, the Administrative Agent hereby waives (a) the minimum notice required by Section 2.27(a) of the Credit Agreement in connection with the establishment of the New Revolving Commitments and (b) the minimum notice required by Section 2.28(e) of the Credit Agreement in connection with the Revolver Extension to be effected pursuant to this Seventh Amendment.
SECTION THREE - The parties hereto agree that, as of the Seventh Amendment Effective Date (as defined below) and in connection with the Seventh Amendment:
(a)    each of Citigroup Global Markets Inc. (“Citi”), Barclays Bank PLC (“Barclays”), Credit Suisse Securities (USA) LLC (“CS Securities”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs Lending Partners LLC (“GSLP”), Industrial and Commercial Bank of China Limited, New York Branch (“ICBC”), JPMorgan Chase Bank, N.A. (“JPMCB”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), Sumitomo Mitsui Banking Corporation (“SMBC”), BNP Paribas Securities Corp. (“BNP Securities”), Credit Agricole Corporate and Investment Bank (“CA-CIB”), HSBC, MUFG, Standard Chartered Bank (“SCB”), U.S. Bank National Association (“US Bank”), and BoT shall be designated as, and perform the roles associated with, a joint lead arranger and bookrunner;
(b)    each of Citi, Barclays, CS Securities, DBSI, GSLP, ICBC, JPMCB, Bank of America, N.A., MS and SMBC shall be designated as, and perform the roles associated with, a syndication agent; and
(c)    each of BNP Securities, CA-CIB, HSBC, MUFG, SCB, US Bank, and BoT shall be designated as, and perform the roles associated with, a documentation agent.
SECTION FOUR - Conditions to Effectiveness. The provisions of Sections One and Two of this Seventh Amendment shall become effective on the date (the “Seventh Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:
(a)the Borrower, the Guarantor, the Administrative Agent, each Issuing Lender, each Consenting Revolving Lender and the Sixth Amendment Non-Extending Revolving Lender shall have signed a counterpart hereof (whether the same or different counterparts) and in each case shall have delivered the same to Milbank LLP, 55 Hudson Yards, New York, NY 10001, attention: Joshua Forman;
(b)all reasonable invoiced out-of-pocket expenses incurred by the Consenting Revolving Lenders and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement (including the reasonable and documented fees, charges and disbursements of counsel) and all accrued and unpaid fees (other than the Commitment Fee, which shall be payable in accordance with the Credit Agreement), owing and payable (including any fees agreed to in connection with this Seventh Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Seventh Amendment Effective Date (or such shorter period as may be agreed by the Borrower);
(c)the Borrower shall have paid (or caused to be paid), for the account of each Consenting Revolving Lender, a one-time, non-refundable fee equal to the amount set forth in that certain Consenting Revolving Lenders’ fee letter, among the Consenting Revolving Lenders and the Borrower, dated as of the Seventh Amendment Effective Date;

(d)the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for Parent, the Borrower and the Guarantor addressed to the Administrative Agent and the Revolving Lenders party hereto, and dated the Seventh Amendment Effective Date;
(e)the Borrower shall have paid to the Administrative Agent (for the account of the Consenting Revolving Lenders) all fees and interest accrued pursuant to Sections 2.07, 2.15, 2.16 and 2.21 of the Credit Agreement in respect of the Revolving Facility to, and including, the Seventh Amendment Effective Date, whether or not then due and payable under the terms of the Credit Agreement;
(f)the condition to the Revolving Extension effected pursuant to this Seventh Amendment set forth in Section 2.28(b) and 2.28(c) of the Credit Agreement shall have been satisfied and the conditions to the establishment of the New Revolving Commitments pursuant to this Seventh Amendment set forth in Section 2.27(b) of the Credit Agreement shall have been satisfied;
(g)the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Seventh Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and the Guarantor executing this Seventh Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (g)), (ii) attaching each constitutional document of each Loan Party or certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the Seventh Amendment and (iv) attaching a certificate of good standing for the Borrower and the Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);
(h)the Administrative Agent shall have received evidence that the Sixth Amendment to that certain Amended and Restated Credit and Guaranty Agreement dated the date hereof, among, inter alios, the Borrower and Deutsche Bank AG New York Branch as administrative agent and the Fifth Amendment to that certain Credit and Guaranty Agreement, dated as of the date hereof, among, inter alios, the Borrower and Barclays Bank PLC as administrative agent have, or will contemporaneously with the Seventh Amendment Effective Date, become effective; and
(i)the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this clause (i), the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2018 filed with the SEC (as amended) and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed since December 31, 2018 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2018, included in Parent’s Annual Report on Form 10-K for 2018 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and (B) as to the absence of any event occurring and continuing, or resulting from this Seventh Amendment on, the Seventh Amendment Effective Date, that constitutes a Default or Event of Default.

SECTION 5 - No Default; Representations and Warranties. In order to induce the Consenting Revolving Lenders, the Sixth Amendment Non-Extending Lender and the Administrative Agent to enter into this Seventh Amendment, the Borrower represents and warrants to each of the Consenting Revolving Lenders, the Sixth Amendment Non-Extending Lender and the Administrative Agent that, on and as of the date hereof after giving effect to this Seventh Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Seventh Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this Section Five, the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2018 filed with the SEC (as amended) and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed since December 31, 2018 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2018, included in Parent’s Annual Report on Form 10-K for 2018 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.
SECTION SIX - Confirmation. The Borrower and the Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations” and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents, shall include, without limitation, all obligations of the Borrower with respect to the Revolving Commitments (as increased and extended pursuant to this Seventh Amendment) and all obligations of the Guarantor with respect of the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (as extended and increased pursuant to this Seventh Amendment) pursuant to the Collateral Documents.
SECTION SEVEN - Reference to and Effect on the Credit Agreement. On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Seventh Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Seventh Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Seventh Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Seventh Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION EIGHT - Execution in Counterparts. This Seventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Seventh Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

SECTION NINE - Governing Law. THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION TEN - Miscellaneous.    (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.
(b)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Seventh Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered as of the day and year first above written.
AMERICAN AIRLINES, INC., as the Borrower
By: /s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer
AMERICAN AIRLINES GROUP INC., as Parent and Guarantor
By: /s/ Thomas T. Weir
Name: Thomas T. Weir
Title: Vice President and Treasurer

[Seventh Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

CITIBANK N.A.,
as Administrative Agent
By: /s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

[Seventh Amendment to Amended and Restated Credit and Guaranty Agreement (LHR)]

Schedule 1
ANNEX A
Lenders and Commitments

Name of Bank	Seventh Amendment Extended Revolving Commitment	Sixth Amendment Non-Extended Revolving Commitment	LC Commitment
Citibank N.A.	[***]	[***]	$200,000,000
Bank of America, N.A.	[***]	[***]
Barclays Bank PLC	[***]	[***]
Credit Suisse AG, Cayman Islands Branch	[***]	[***]
Deutsche Bank AG New York Branch	[***]	[***]
Goldman Sachs Bank USA	[***]	[***]
Industrial and Commercial Bank of China Limited, New York Branch	[***]	[***]
JPMorgan Chase Bank, N.A.	[***]	[***]
Morgan Stanley Bank, N.A.	[***]	[***]
Morgan Stanley Senior Funding, Inc.	[***]	[***]
Sumitomo Mitsui Banking Corporation	[***]	[***]
BNP Paribas	[***]	[***]
Credit Agricole Corporate and Investment Bank	[***]	[***]
HSBC Bank USA, N.A.	[***]	[***]
MUFG Union Bank, N.A.	[***]	[***]
Standard Chartered Bank	[***]	[***]
U.S. Bank National Association	[***]	[***]
BOKF, NA dba Bank of Texas	[***]	[***]
Texas Capital Bank, N.A.	[***]	[***]
Total:	$1,630,500,000	$12,000,000	$200,000,000

[***]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED